UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2024

United Parks & Resorts Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35883	27-1220297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6240 Sea Harbor Drive
Orlando, Florida		32821
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 407 226-5011

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PRKS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)(b) On June 13, 2024, United Parks & Resorts Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). A quorum was present at the meeting as required by the Company’s Bylaws. The immediately following charts set forth the number of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each matter voted upon by the stockholders.

Proposal 1 – Election of Directors

Ronald Bension, James Chambers, William Gray, Timothy Hartnett, Nathaniel Lipman, Yoshikazu Maruyama, Thomas E. Moloney, Neha Jogani Narang, Scott Ross, and Kimberly Schaefer were elected to the Board of Directors to serve as directors until the Company’s 2025 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Ronald Bension	37,873,281	16,581,206	49,293	3,284,121
James Chambers	51,553,690	2,874,457	75,633	3,284,121
William Gray	53,636,305	818,333	49,142	3,284,121
Timothy Hartnett	54,122,025	318,818	62,937	3,284,121
Nathaniel Lipman	54,151,018	287,443	65,319	3,284,121
Yoshikazu Maruyama	54,358,631	80,718	64,431	3,284,121
Thomas E. Moloney	54,123,880	328,326	51,574	3,284,121
Neha Jogani Narang	37,868,022	16,571,436	64,322	3,284,121
Scott Ross	53,428,337	1,013,871	61,572	3,284,121
Kimberly Schaefer	54,101,271	339,443	63,066	3,284,121

Proposal 2 – Ratification of Independent Registered Public Accounting Firm

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified.

Votes For	Votes Against	Votes Abstained
57,588,205	33,118	166,578

Proposal 3 – Non-binding Vote on Executive Compensation

The stockholders approved, on an advisory, non-binding basis, the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
53,976,123	472,921	54,736	3,284,121

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARKS & RESORTS INC.

Date:	June 17, 2024	By:	/s/ G. Anthony (Tony) Taylor
		Name: Title:	G. Anthony (Tony) Taylor Chief Legal Officer, General Counsel and Corporate Secretary